                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 AUGUST 31, 2005

                               VORNADO REALTY L.P.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    DELAWARE                    NO. 000-22635                   NO. 13-3925979
(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)

            888 SEVENTH AVENUE                                      10019
            NEW YORK, NEW YORK                                   (Zip Code)
(Address of Principal Executive offices)

       Registrant's telephone number, including area code: (212) 894-7000

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 3.02 and 5.03 UNREGISTERED SALE OF EQUITY SECURITIES AND AMENDMENTS TO
     ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF YEAR

On August 31, 2005, Vornado Realty Trust (the "General Partner") issued and sold $185,00,000 of 6.625% Series I Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share) at $25.00 per share (which included 400,000 shares pursuant to a 1,050,000 share over-allotment option granted to the underwriters), in an underwritten public offering pursuant to an effective registration statement. On August 31, 2005, the General Partner, as the General Partner of Vornado Realty L.P. (the "Company"), amended the agreement of limited partnership of the Company to designate and authorize the issuance of 12,050,000 of the Company's 6.625% Series I Preferred Units, liquidation preference, $25.00 per Series I Preferred Unit. A copy of that amendment is attached hereto as
Exhibit 3.1 and incorporated herein by reference. On August 31, 2005, the General Partner contributed the net proceeds from the offering of 6.625 Series I Cumulative Redeemable Preferred Shares to the Company in exchange for 7,400,000 6.625% Series I Preferred Units of the Company (with economic terms that mirror the terms of the General Partner's 6.625% Series I Cumulative Redeemable Preferred Shares). In the event the underwriters of the offering of Series I Cumulative Redeemable Preferred Shares exercise their option to purchase up to 650,000 such shares to cover over-allotments, the General Partner will use the net proceeds from such sale to purchase an equivalent number of Series I Preferred Units. The offering of the 6.625% Series I Preferred Units to the General Partner is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The Company's 6.625% Series I Preferred Units will rank, as to distributions and upon liquidation, senior to the Class A Common Units of limited partnership interest in the Company and on parity with other preferred units in the Company, as set forth in the amendment to the Company's limited partnership agreement attached hereto as an exhibit.

Item 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

3.1 Thirtieth Amendment to Second Amended and Restated Agreement of Limited Partnership.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VORNADO REALTY L.P.
                                       (Registrant)

                                       By: VORNADO REALTY TRUST,
                                           Sole General Partner


                                       By: /s/ Joseph Macnow
                                           -------------------------------------
                                       Name: Joseph Macnow
                                       Title: Executive Vice President
                                              - Finance and Administration and
                                              Chief Financial Officer

Date: August 31, 2005

                                  EXHIBIT INDEX

3.1 Thirtieth Amendment to Second Amended and Restated Agreement of Limited Partnership.


                                        4